UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21284

AllianzGI Convertible & Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: February 28, 2014

Date of reporting period: February 28, 2014

Item 1. Report to Sharesholders

AllianzGI Convertible & Income Fund

AllianzGI Convertible & Income Fund II

Annual Report

February 28, 2014

Table of Contents

2 – 3	Letter from the Chairman of the Board & President
4 – 5	Fund Insights
6 – 7	Performance & Statistics
8 – 23	Schedules of Investments
24	Statements of Assets and Liabilities
25	Statements of Operations
26 – 27	Statements of Changes in Net Assets
28 – 37	Notes to Financial Statements
38 – 39	Financial Highlights
40	Report of Independent Registered Public Accounting Firm
41	Tax Information
42	Annual Shareholder Meeting Results/Changes in Investment Policy/Proxy Voting Policies & Procedures
43 – 44	Privacy Policy
45 – 46	Dividend Reinvestment Plan
47 – 48	Board of Trustees
49	Fund Officers

Letter from the Chairman of the Board &

President

Hans W. Kertess

Chairman

Julian Sluyters

President & CEO

Dear Shareholder:

The US economy continued to expand during the fiscal 12-month reporting period ended February 28, 2014. Bond yields moved higher as the Federal Reserve (the “Fed”) adjusted its monetary policy, while stocks posted impressive gains.

Twelve Months in Review through February 28, 2014

■	AllianzGI Convertible & Income Fund returned 21.69% on net asset value (“NAV”) and 24.87% on market price.

■	AllianzGI Convertible & Income Fund II returned 21.28% on NAV and 28.50% on market price.

In comparison, the Standard & Poor’s 500 Index, an unmanaged index generally representative of the US stock market, rose 25.37% and the Barclays US Credit Index, an unmanaged index considered representative of publicly issued, Securities & Exchange Commission registered US corporate and specific foreign debentures and secured notes, returned 0.90% during the 12-month reporting period. Convertible securities, which share characteristics of both stocks and bonds, rose. The BofA Merrill Lynch All Convertibles Index, an unmanaged index generally representative of the convertible securities market, advanced 26.79% for the period.

The US economy continued to grow during the reporting period. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 1.1% during the first quarter of 2013. Annual GDP growth then rose 2.5% during the second quarter and 4.1% during the third quarter, the latter being the best reading since the fourth quarter of 2011. Improving growth was partially due to an increase in private inventory investment and decelerating imports. According to the US Commerce Department, GDP growth expanded at a 2.6% annual pace during the fourth quarter of 2013.

The US Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period. However, at its meeting in December 2013, the Fed announced that it would begin tapering its monthly purchase program beginning in January 2014, from $85 billion to $75 billion. The program continued into February. However, the Fed reiterated that tapering did not mean that it would raise interest rates anytime soon, saying, “it likely will be appropriate to maintain the current target range for the federal funds rate well past the time that the

2	Annual Report	| February 28, 2014

unemployment rate declines below 6.5%, especially if projected inflation continues to run below the Committee’s 2% longer-run goal.”

Outlook

The US was highly resilient and appeared to overcome the headwinds associated with higher taxes, the sequestration, a partial federal government shutdown and rising interest rates. Barring unanticipated strengthening of US labor markets and accelerating

Receive this report electronically and eliminate paper mailings.

To enroll, visit:

us.allianzgi.com/edelivery.

inflation, we expect the central bank to take a measured approach to the reduction of purchases in 2014. Tapering of asset purchases, as well as concerns about global growth, ongoing geopolitical issues and dysfunction in Washington DC, will likely contribute to increased market volatility.

While ongoing tapering could lead to periods of volatility, the Fed made it clear that it does not intend to raise short-term rates for an extended period. That being said, concerns related to global growth, geopolitical issues and ever-changing market factors may also contribute to market volatility.

For specific information on the Funds and their performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Allianz Global Investors U.S. LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Julian Sluyters
Chairman of the Board of Trustees	President & Chief Executive Officer

February 28, 2014 |	Annual Report	3

Fund Insights

AllianzGI Convertible & Income Funds

February 28, 2014 (unaudited)

For the period of March 1, 2013, through February 28, 2014, as provided by Doug Forsyth, CFA, Portfolio Manager.

For the fiscal twelve-month period ended February 28, 2014, AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II (the “Funds”) returned 21.69% and 21.28% on net asset value (“NAV”) and 24.87% and 28.50% on market price, respectively.

Market Environment

Convertible and high-yield bond markets moved sharply higher over the reporting period. Convertibles largely benefited from higher stock prices, and to a lesser extent, credit spread tightening. Healthy corporate earnings, continued global economic improvement and ongoing accommodative global central bank policies supported the stock market’s advance. In addition, convertible and high-yield bonds benefited from a lack of credit risk. Solid balance sheets were confirmed during the reporting seasons. The new-issue corporate-bond market produced a lower semiannual interest-expense burden for issuers, and again proved the widespread availability of new capital. Furthermore, the majority of the new issues’ use-of-proceeds continued to be refinancing, which helped eliminate near-term amortization risk in the market.

Despite a significant rise in markets overall, there were periods of uncertainty. Market weakness was generally more macro in nature than fundamentally driven. In particular, headlines focused on the US Federal Reserve (the “Fed”) led to episodes of volatility. What had been perceived by investors as a unilaterally accommodative global monetary policy was tempered by the language and eventual tapering by the Fed.

The latter half of the period was transitional, as several structural and fundamental drivers of investor sentiment moved away from speculation and moved toward certainty. Risk assets, including convertible and high-yield bonds, responded positively to these stabilizing factors, which restored confidence in the US and global economy. Among the macro factors that contributed to performance: the Fed announced tapering, the House and Senate passed a budget, the media circus associated with the government shutdown proved to be overblown, US economic statistics continued to surprise on the upside, and in the euro zone, the majority of economies and financial conditions stabilized.

As the period came to a close, investors looked beyond emerging market concerns and mixed US economic data points partially due to inclement weather, expecting stronger growth ahead. The Fed continued to reduce asset purchases, but reiterated that future stimulus withdrawal was not on a preset schedule. Furthermore, US corporations continued to deliver healthy fourth-quarter results.

Against this backdrop the convertible and high-yield bond markets outperformed fixed-income asset classes during the period due to their low and even negative correlations with interest rates.

Portfolio Specifics

The Funds rallied with the market in the reporting period. The attribution for the period included several positive single-name performers from a variety of sectors. The majority of the Funds’ issuers exceeded earnings expectations, which helped contribute to performance.

4	Annual Report	| February 28, 2014

In the convertibles sleeve, sector allocations which benefitted performance in the period relative to the convertibles universe were Industrials, Energy, Media and Materials. Stronger issue-specific performance was evident across all of the aforementioned sectors, but greatest among Industrials and Energy. Additionally, the Funds’ benefitted from an underweight in Materials as the sector underperformed the overall market. Conversely, sector allocations that hindered relative performance in the reporting period were Healthcare, Financials and Consumer Discretionary. An underweight and negative security selection in Healthcare pressured relative performance. Furthermore, an overweight and relative underperformance in Financials detracted. Lastly, weaker issue-specific performance in Consumer Discretionary negatively impacted relative returns.

In the high yield bond sleeve, industry allocations which benefitted performance in the period relative to the high yield universe were Publishing/Printing, Services, Diversified Media and Technology. All of the aforementioned industries demonstrated positive security selection. In contrast, industry allocations that hindered relative performance during the period were Telecom – Wireless, Gaming, Financial Services and Broadcasting. Negative security selection was exhibited within the Telecom, Gaming and Broadcasting industries. In Financial Services, both an overweight and weaker issuer-specific returns negatively impacted relative performance.

February 28, 2014	| Annual Report	5

Performance and Statistics

AllianzGI Convertible & Income Fund

February 28, 2014 (unaudited)

Total Return (1):	Market Price	NAV
1 Year	24.87%	21.69%
5 Year	36.54%	30.81%
10 Year	8.70%	7.93%
Commencement of Operations (3/31/03) to 2/28/14	9.67%	9.60%

Market Price/NAV Performance:

Commencement of Operations (3/31/03) to 2/28/14

Market Price/NAV:
Market Price	$10.20
NAV	$9.49
Premium to NAV	7.48%
Market Price Yield(2)	10.59%
Leverage(3)	30.55%

Moody's Ratings

(as a % of total investments)

6	Annual Report	| February 28, 2014

Performance and Statistics

AllianzGI Convertible & Income Fund II

February 28, 2014 (unaudited)

Total Return (1):	Market Price	NAV
1 Year	28.50%	21.28%
5 Year	38.03%	31.20%
10 Year	8.48%	7.23%
Commencement of Operations (7/31/03) to 2/28/14	8.83%	8.19%

Market Price/NAV Performance:
Commencement of Operations (7/31/03) to 2/28/14

Market Price/NAV:
Market Price	$9.71
NAV	$8.53
Premium to NAV	13.83%
Market Price Yield(2)	10.50%
Leverage(3)	30.41%

Moody's Ratings

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for each Fund‘s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at February 28, 2014.

(3) Represents Preferred Shares outstanding (“Leverage”), as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

February 28, 2014	| Annual Report	7

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2014

Principal Amount (000s)		Value
Corporate Bonds & Notes – 42.3%
	Aerospace & Defense – 0.5%
$5,570	Erickson Air-Crane, Inc., 8.25%, 5/1/20 (a)(b)	$5,932,050
	Auto Components – 0.9%
4,180	Chassix, Inc., 9.25%, 8/1/18 (a)(b)	4,503,950
5,280	Goodyear Tire & Rubber Co., 8.25%, 8/15/20	5,926,800
		10,430,750
	Auto Manufacturers – 0.7%
7,410	Chrysler Group LLC, 8.25%, 6/15/21	8,428,875
	Commercial Services – 3.8%
4,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.75%, 3/15/20	4,660,000
11,500	Cenveo Corp., 11.50%, 5/15/17	11,413,750
5,705	DynCorp International, Inc., 10.375%, 7/1/17	5,990,250
7,955	Interactive Data Corp., 10.25%, 8/1/18	8,670,950
7,375	Monitronics International, Inc., 9.125%, 4/1/20	7,946,562
5,716	National Money Mart Co., 10.375%, 12/15/16	5,708,855
		44,390,367
	Commercial Services & Supplies – 0.8%
5,645	United Rentals North America, Inc., 8.375%, 9/15/20	6,350,625
2,255	West Corp., 8.625%, 10/1/18	2,441,038
		8,791,663
	Construction Materials – 0.6%
6,810	US Concrete, Inc., 8.50%, 12/1/18 (a)(b)	7,269,675
	Consumer Finance – 0.8%
3,210	SLM Corp., 8.45%, 6/15/18	3,811,875
4,935	Springleaf Finance Corp., 8.25%, 10/1/23	5,539,538
		9,351,413
	Distribution/Wholesale – 0.9%
8,170	HD Supply, Inc., 11.00%, 4/15/20	10,028,675
	Diversified Consumer Services – 0.6%
6,815	Cambium Learning Group, Inc., 9.75%, 2/15/17	6,712,775
	Diversified Financial Services – 2.0%
8,395	Affinion Investments LLC, 13.50%, 8/15/18 (a)(b)	8,310,654
	Community Choice Financial, Inc.,
10,085	10.75%, 5/1/19	8,874,800
7,130	12.75%, 5/1/20 (a)(b)	6,470,475
		23,655,929
	Diversified Telecommunications – 0.9%
10,275	Cincinnati Bell, Inc., 8.75%, 3/15/18	10,779,112
	Electrical Components & Equipment – 1.2%
13,585	WireCo WorldGroup, Inc., 9.50%, 5/15/17	14,060,475
	Electronic Equipment, Instruments & Components – 0.7%
7,725	Kemet Corp., 10.50%, 5/1/18	8,111,250
	Energy Equipment & Services – 0.9%
9,795	Pioneer Drilling Co., 9.875%, 3/15/18	10,333,725
	Food & Staples Retailing – 0.9%
5,000	Rite Aid Corp., 10.25%, 10/15/19	5,568,750

8	Annual Report	| February 28, 2014

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2014 (continued)

Principal Amount (000s)		Value
	Food & Staples Retailing (continued)
$5,000	US Foods, Inc., 8.50%, 6/30/19	$5,425,000
		10,993,750
	Health Care Providers & Services – 0.8%
8,875	ExamWorks Group, Inc., 9.00%, 7/15/19	9,806,875
	Healthcare-Products – 0.9%
8,885	Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	10,317,706
	Hotels, Restaurants & Leisure – 1.8%
9,120	DineEquity, Inc., 9.50%, 10/30/18	10,032,000
8,405	MGM Resorts International, 11.375%, 3/1/18	10,947,512
		20,979,512
	Household Durables – 1.1%
	Beazer Homes USA, Inc.,
2,945	7.25%, 2/1/23	3,048,075
5,045	9.125%, 5/15/19	5,467,519
3,950	Jarden Corp., 7.50%, 5/1/17	4,562,250
		13,077,844
	Household Products/Wares – 0.7%
7,610	Reynolds Group Issuer, Inc., 9.875%, 8/15/19	8,618,325
	Internet Software & Services – 1.1%
	EarthLink, Inc.,
2,800	7.375%, 6/1/20	2,940,000
10,060	8.875%, 5/15/19	10,185,750
		13,125,750
	Iron/Steel – 0.6%
7,305	AK Steel Corp., 8.375%, 4/1/22	7,286,737
	IT Services – 0.2%
2,615	Stream Global Services, Inc., 11.25%, 10/1/14	2,634,613
	Leisure Time – 0.8%
8,855	Travelport LLC, 11.875%, 9/1/16	9,131,719
	Lodging – 0.6%
12,385	Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18	6,997,525
	Machinery – 0.6%
6,755	Navistar International Corp., 8.25%, 11/1/21	7,084,306
	Media – 2.5%
5,500	AMC Entertainment, Inc., 9.75%, 12/1/20	6,373,125
8,355	McClatchy Co., 9.00%, 12/15/22	9,597,806
8,220	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.75%, 4/1/21 (a)(b)	9,144,750
3,745	Mood Media Corp., 9.25%, 10/15/20 (a)(b)	3,613,925
		28,729,606
	Metals & Mining – 1.2%
6,590	ArcelorMittal, 10.35%, 6/1/19	8,410,487
5,465	Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	5,137,100
		13,547,587
	Miscellaneous Manufacturing – 0.7%
8,278	Harland Clarke Holdings Corp., 9.50%, 5/15/15	8,283,381

February 28, 2014	| Annual Report	9

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2014 (continued)

Principal Amount (000s)		Value
	Oil & Gas – 1.4%
$9,050	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	$9,932,375
6,038	United Refining Co., 10.50%, 2/28/18	6,777,655
		16,710,030
	Oil, Gas & Consumable Fuels – 2.0%
2,840	Arch Coal, Inc., 9.875%, 6/15/19	2,584,400
9,890	Endeavour International Corp., 12.00%, 3/1/18	9,741,650
5,050	EP Energy LLC/EP Energy Finance, Inc., 9.375%, 5/1/20	5,870,625
4,500	Laredo Petroleum, Inc., 9.50%, 2/15/19	5,006,250
		23,202,925
	Packaging & Containers – 0.8%
7,768	Tekni-Plex, Inc., 9.75%, 6/1/19 (a)(b)	8,933,200
	Paper & Forest Products – 0.3%
3,000	Louisiana-Pacific Corp., 7.50%, 6/1/20	3,345,000
	Retail – 0.8%
3,080	Neiman Marcus Group Ltd., Inc., 8.00%, 10/15/21 (a)(b)	3,318,700
6,110	Toys “R” Us, Inc., 10.375%, 8/15/17	5,330,975
		8,649,675
	Semiconductors & Semiconductor Equipment – 1.0%
2,580	Advanced Micro Devices, Inc., 8.125%, 12/15/17	2,712,225
7,160	Freescale Semiconductor, Inc., 10.75%, 8/1/20	8,359,300
		11,071,525
	Software – 0.9%
9,045	First Data Corp., 12.625%, 1/15/21	10,854,000
	Specialty Retail – 0.7%
4,160	Brown Shoe Co., Inc., 7.125%, 5/15/19	4,430,400
3,500	Claire’s Stores, Inc., 9.00%, 3/15/19 (a)(b)	3,701,250
		8,131,650
	Telecommunications – 0.9%
7,415	Consolidated Communications Finance Co., 10.875%, 6/1/20	8,638,475
5,090	NII Capital Corp., 8.875%, 12/15/19	2,290,500
		10,928,975
	Textiles, Apparel & Luxury Goods – 0.7%
7,540	Kate Spade & Co., 10.50%, 4/15/19	8,011,250
	Trading Companies & Distribution – 0.6%
6,075	Aircastle Ltd., 9.75%, 8/1/18	6,576,187
	Transportation – 1.6%
8,144	Quality Distribution LLC, 9.875%, 11/1/18	8,988,940
8,610	Swift Services Holdings, Inc., 10.00%, 11/15/18	9,524,813
		18,513,753
	Wireless Telecommunication Services – 0.8%
7,205	Sprint Communications, Inc., 11.50%, 11/15/21	9,690,725
Total Corporate Bonds & Notes (cost-$477,425,783)		493,510,865

10	Annual Report	| February 28, 2014

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2014 (continued)

Shares		Value
Convertible Preferred Stock – 35.9%
	Aerospace & Defense – 1.2%
209,095	United Technologies Corp., 7.50%, 8/1/15	$13,898,545
	Airlines – 1.6%
361,355	Continental Airlines Finance Trust II, 6.00%, 11/15/30	18,101,645
	Auto Components – 0.5%
72,480	Goodyear Tire & Rubber Co., 5.875%, 4/1/14	5,382,365
	Automobiles – 1.2%
371,675	The Goldman Sachs Group, Inc., 8.50%, 12/16/14 (General Motors) (c)	13,802,523
	Commercial Banks – 4.4%
9,695	Huntington Bancshares, Inc., 8.50%, (d)	12,312,650
316,680	The Goldman Sachs Group, Inc., 8.00%, 1/14/15 (Citigroup, Inc.) (c)	15,935,338
19,020	Wells Fargo & Co., 7.50%, Ser. L (d)	22,405,560
		50,653,548
	Computers & Peripherals – 1.1%
543,785	JPMorgan Chase & Co., 7.50%, 3/24/14 (EMC Corp.) (c)	12,985,586
	Diversified Financial Services – 1.4%
13,790	Bank of America Corp., 7.25%, Ser. L (d)	15,900,422
	Diversified Telecommunication Services – 0.1%
25,335	Intelsat SA, 5.75%, 5/1/16	1,355,422
	Electric Utilities – 1.7%
375,115	PPL Corp., 8.75%, 5/1/14	19,873,593
	Energy Equipment & Services – 3.4%
313,380	Credit Suisse, 8.00%, 3/5/15 (Baker Hughes) (c)(g)	19,489,102
395,170	Wells Fargo & Co., 8.00%, 8/6/14 (Halliburton) (c)	20,208,994
		39,698,096
	Household Durables – 2.6%
149,190	Stanley Black & Decker, Inc., 6.25%, 11/17/16	15,948,411
374,000	Wells Fargo & Co., 8.00%, 6/20/14 (Lennar Corp.) (c)	14,324,200
		30,272,611
	Insurance – 1.7%
344,500	JPMorgan Chase & Co., 7.00%, 3/10/14 (American International Group, Inc.) (c)	14,641,250
194,050	MetLife, Inc., 5.00%, 3/26/14	5,741,939
		20,383,189
	Internet & Catalog Retail – 1.3%
13,835	Credit Suisse, 8.00%, 5/21/14 (Priceline.com) (c)	14,992,436
	IT Services – 1.4%
173,180	Unisys Corp., 6.25%, 3/1/14	16,062,445
	Metals & Mining – 2.4%
633,320	ArcelorMittal, 6.00%, 1/15/16	15,169,977
662,000	Cliffs Natural Resources, Inc., 7.00%, 2/1/16	13,094,360
		28,264,337
	Multiline Retail – 1.5%
317,620	The Goldman Sachs Group, Inc., 8.00%, 1/12/15 (Macy’s) (c)	17,715,255
	Multi-Utilities – 1.0%
239,645	AES Trust III, 6.75%, 10/15/29	12,157,191

February 28, 2014	| Annual Report	11

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2014 (continued)

Shares		Value
	Oil, Gas & Consumable Fuels – 2.2%
191,170	Credit Suisse, 8.00%, 3/5/15 (Occidental Petroleum Corp.) (c)(g)	$18,189,826
14,100	Energy XXI Bermuda Ltd., 5.625%, (d)	3,789,375
124,235	PetroQuest Energy, Inc., 6.875%, (d)	4,111,408
		26,090,609
	Pharmaceuticals – 1.5%
143,430	Bank of America Corp., 8.00%, 2/10/15 (Allergan, Inc.) (c)	17,363,636
	Real Estate Investment Trust – 3.7%
439,700	Alexandria Real Estate Equities, Inc., 7.00%, (d)	11,981,825
798,310	FelCor Lodging Trust, Inc., 1.95%, Ser. A (d)	19,582,544
208,680	Health Care REIT, Inc., 6.50%, 04/20/18, Ser. I (d)	11,686,080
		43,250,449
Total Convertible Preferred Stock (cost-$377,258,513)		418,203,903

Principal Amount (000s)
Convertible Bonds & Notes – 18.4%
	Aerospace & Defense – 0.2%
$1,185	Alliant Techsystems, Inc., 3.00%, 8/15/24	2,093,006
	Biotechnology – 0.3%
5,385	Dendreon Corp., 2.875%, 1/15/16	3,978,169
	Capital Markets – 2.2%
10,755	Ares Capital Corp., 5.75%, 2/1/16	11,749,838
13,195	BGC Partners, Inc., 4.50%, 7/15/16	14,027,934
		25,777,772
	Commercial Services – 1.9%
20,305	Cenveo Corp., 7.00%, 5/15/17	21,992,853
	Construction Materials – 0.8%
7,645	Cemex S.A.B. de C.V., 4.875%, 3/15/15	9,498,912
	Health Care Providers & Services – 0.7%
7,731	HealthSouth Corp., 2.00%, 12/1/43	8,093,391
	Hotels, Restaurants & Leisure – 2.2%
9,075	MGM Resorts International, 4.25%, 4/15/15	14,009,531
11,940	Morgans Hotel Group Co., 2.375%, 10/15/14	11,820,600
		25,830,131
	Life Sciences Tools & Services – 0.7%
8,695	Sequenom, Inc., 5.00%, 10/1/17	7,689,641
	Machinery – 3.5%
4,565	Greenbrier Cos, Inc., 3.50%, 4/1/18	6,199,841
	Meritor, Inc.,
12,480	4.625%, 3/1/26 (e)	13,041,600
5,655	7.875%, 3/1/26	8,733,441
11,335	Navistar International Corp., 3.00%, 10/15/14	11,455,434
1,100	Wabash National Corp., 3.375%, 5/1/18	1,532,437
		40,962,753
	Oil, Gas & Consumable Fuels – 0.7%
9,625	Endeavour International Corp., 5.50%, 7/15/16	7,748,125

12	Annual Report	| February 28, 2014

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2014 (continued)

Principal Amount (000s)		Value
	Real Estate Investment Trust – 0.6%
$7,070	IAS Operating Partnership LP, 5.00%, 3/15/18 (a)(b)	$6,826,969
	Semiconductors & Semiconductor Equipment – 1.1%
9,920	SunPower Corp., 4.75%, 4/15/14	12,542,600
	Software – 1.4%
6,335	Nuance Communications, Inc., 2.75%, 8/15/27	6,600,278
10,320	TeleCommunication Systems, Inc., 7.75%, 6/30/18	10,062,000
		16,662,278
	Thrifts & Mortgage Finance – 0.7%
6,535	MGIC Investment Corp., 5.00%, 5/1/17	7,645,950
	Tobacco – 1.4%
13,060	Vector Group Ltd., 2.50%, 1/15/19 (f)	16,767,081
Total Convertible Bonds & Notes (cost-$184,635,088)		214,109,631
Short-Term Investment – 3.4%
	Time Deposit – 3.4%
39,196	Bank of America-London, 0.03%, 3/3/14 (cost-$39,196,336)	39,196,336
Total Investments (cost-$1,078,515,720) – 100.0%		$1,165,020,735

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $68,025,598, representing 5.8% of total investments.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(d)	Perpetual maturity. The date shown, if any, is the next call date.

(e)	Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(f)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(g)	Fair-Valued–Securities with an aggregate value of $37,678,928, representing 3.2% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

February 28, 2014	| Annual Report	13

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2014 (continued)

(h)	Fair Value Measurements – See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/14
Investments in Securities – Assets
Corporate Bonds & Notes	$–	$493,510,865	$–	$493,510,865
Convertible Preferred Stock:
Airlines	–	18,101,645	–	18,101,645
Automobiles	–	–	13,802,523	13,802,523
Commercial Banks	34,718,210	–	15,935,338	50,653,548
Computers & Peripherals	–	–	12,985,586	12,985,586
Diversified Telecommunication Services	–	1,355,422	–	1,355,422
Energy Equipment & Services	–	–	39,698,096	39,698,096
Household Durables	15,948,411	–	14,324,200	30,272,611
Insurance	5,741,939	–	14,641,250	20,383,189
Internet & Catalog Retail	–	–	14,992,436	14,992,436
Metals & Mining	13,094,360	15,169,977	–	28,264,337
Multiline Retail	–	–	17,715,255	17,715,255
Oil, Gas & Consumable Fuels	–	7,900,783	18,189,826	26,090,609
Pharmaceuticals	–	–	17,363,636	17,363,636
All Other	126,525,010	–	–	126,525,010
Convertible Bonds & Notes	–	214,109,631	–	214,109,631
Short-Term Investment	–	39,196,336	–	39,196,336
Totals	$196,027,930	$789,344,659	$179,648,146	$1,165,020,735

At February 28, 2014, there were no transfers between Levels 1 and 2.

14	Annual Report	| February 28, 2014

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2014 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2014, was as follows:

	Beginning Balance 2/28/13	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 2/28/14
Investments in Securities – Assets
Convertible Preferred Stock:
Automobiles	$ –	$15,495,131	$ –	$ –	$ –	$(1,692,608)	$ –	$ –	$13,802,523
Commercial Banks	–	17,421,834	–	–	–	(1,486,496)	–	–	15,935,338
Communications Equipment	14,013,654	–	(14,266,416)	–	70,260	182,502	–	–	–
Computers & Peripherals	11,138,123	13,019,681	(14,162,877)†	–	–	2,990,659	–	–	12,985,586
Energy Equipment & Services	–	38,305,052	–	–	–	1,393,044	–	–	39,698,096
Household Durables	–	13,840,543	–	–	–	483,657	–	–	14,324,200
Insurance	–	13,596,003	–	–	–	1,045,247	–	–	14,641,250
Internet & Catalog Retail	–	13,104,825	(2,460,519)	–	458,282	3,889,848	–	–	14,992,436
Multiline Retail	–	17,840,398	–	–	–	(125,143)	–	–	17,715,255
Oil, Gas & Consumable Fuels	–	18,189,826	–	–	–	–	–	–	18,189,826
Pharmaceuticals	–	16,495,884	–	–	–	867,752	–	–	17,363,636
Totals	$25,151,777	$177,309,177	$(30,889,812)	$ –	$528,542	$7,548,462	$ –	$ –	$179,648,146

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 28, 2014:

	Ending Balance at 2/28/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$141,969,218	Third-Party Pricing Vendor	Single Broker Quote	$23.88 –$1,083.66
	37,678,928	Original Cost	Historical Trade Price	$62.19 – $95.15

†	Stock Conversion

The net change in unrealized appreciation/depreciation of Level 3 investments held at February 28, 2014, was $4,341,207. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

Glossary:

REIT	–	Real Estate Investment Trust

See accompanying Notes to Financial Statements	| February 28, 2014 |	Annual Report	15

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2014

Principal Amount (000s)		Value
Corporate Bonds & Notes – 43.9%
	Aerospace & Defense – 0.5%
$4,430	Erickson Air-Crane, Inc., 8.25%, 5/1/20 (a)(b)	$4,717,950
	Auto Components – 0.9%
3,320	Chassix, Inc., 9.25%, 8/1/18 (a)(b)	3,577,300
3,970	Goodyear Tire & Rubber Co., 8.25%, 8/15/20	4,456,325
		8,033,625
	Auto Manufacturers – 0.7%
5,590	Chrysler Group LLC, 8.25%, 6/15/21	6,358,625
	Commercial Services – 3.9%
3,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.75%, 3/15/20	3,495,000
8,535	Cenveo Corp., 11.50%, 5/15/17	8,470,987
4,295	DynCorp International, Inc., 10.375%, 7/1/17	4,509,750
6,345	Interactive Data Corp., 10.25%, 8/1/18	6,916,050
5,925	Monitronics International, Inc., 9.125%, 4/1/20	6,384,187
4,450	National Money Mart Co., 10.375%, 12/15/16	4,444,438
		34,220,412
	Commercial Services & Supplies – 0.8%
4,355	United Rentals North America, Inc., 8.375%, 9/15/20	4,899,375
1,745	West Corp., 8.625%, 10/1/18	1,888,963
		6,788,338
	Construction Materials – 0.7%
5,690	US Concrete, Inc., 8.50%, 12/1/18 (a)(b)	6,074,075
	Consumer Finance – 0.8%
2,605	SLM Corp., 8.45%, 6/15/18	3,093,437
3,865	Springleaf Finance Corp., 8.25%, 10/1/23	4,338,463
		7,431,900
	Distribution/Wholesale – 0.9%
6,430	HD Supply, Inc., 11.00%, 4/15/20	7,892,825
	Diversified Consumer Services – 0.6%
5,270	Cambium Learning Group, Inc., 9.75%, 2/15/17	5,190,950
	Diversified Financial Services – 2.0%
6,462	Affinion Investments LLC, 13.50%, 8/15/18 (a)(b)	6,397,083
	Community Choice Financial, Inc.,
7,465	10.75%, 5/1/19	6,569,200
5,370	12.75%, 5/1/20 (a)(b)	4,873,275
		17,839,558
	Diversified Telecommunications – 0.9%
7,705	Cincinnati Bell, Inc., 8.75%, 3/15/18	8,083,023
	Electrical Components & Equipment – 1.2%
10,275	WireCo WorldGroup, Inc., 9.50%, 5/15/17	10,634,625
	Electronic Equipment, Instruments & Components – 0.7%
5,815	Kemet Corp., 10.50%, 5/1/18	6,105,750
	Energy Equipment & Services – 1.0%
8,005	Pioneer Drilling Co., 9.875%, 3/15/18	8,445,275
	Food & Staples Retailing – 1.1%
4,000	Rite Aid Corp., 10.25%, 10/15/19	4,455,000
5,000	US Foods, Inc., 8.50%, 6/30/19	5,425,000
		9,880,000

16	Annual Report	| February 28, 2014

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2014 (continued)

Principal Amount (000s)		Value
	Health Care Providers & Services – 0.8%
$6,585	ExamWorks Group, Inc., 9.00%, 7/15/19	$7,276,425
	Healthcare-Products – 0.9%
6,785	Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	7,879,081
	Hotels, Restaurants & Leisure – 1.8%
6,880	DineEquity, Inc., 9.50%, 10/30/18	7,568,000
6,395	MGM Resorts International, 11.375%, 3/1/18	8,329,487
		15,897,487
	Household Durables – 0.9%
	Beazer Homes USA, Inc.,
2,245	7.25%, 2/1/23	2,323,575
3,920	9.125%, 5/15/19	4,248,300
1,390	Jarden Corp., 7.50%, 5/1/17	1,605,450
		8,177,325
	Household Products/Wares – 0.7%
5,725	Reynolds Group Issuer, Inc., 9.875%, 8/15/19	6,483,563
	Internet Software & Services – 1.1%
	EarthLink, Inc.,
2,200	7.375%, 6/1/20	2,310,000
7,590	8.875%, 5/15/19	7,684,875
		9,994,875
	Iron/Steel – 0.6%
5,600	AK Steel Corp., 8.375%, 4/1/22	5,586,000
	IT Services – 0.2%
1,985	Stream Global Services, Inc., 11.25%, 10/1/14	1,999,888
	Leisure Time – 0.9%
8,145	Travelport LLC, 11.875%, 9/1/16	8,399,531
	Lodging – 0.6%
9,455	Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18	5,342,075
	Machinery – 0.7%
5,495	Navistar International Corp., 8.25%, 11/1/21	5,762,881
	Media – 2.7%
5,500	AMC Entertainment, Inc., 9.75%, 12/1/20	6,373,125
6,645	McClatchy Co., 9.00%, 12/15/22	7,633,444
6,280	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.75%, 4/1/21 (a)(b)	6,986,500
2,850	Mood Media Corp., 9.25%, 10/15/20 (a)(b)	2,750,250
		23,743,319
	Metals & Mining – 1.2%
5,050	ArcelorMittal, 10.35%, 6/1/19	6,445,062
3,975	Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	3,736,500
		10,181,562
	Miscellaneous Manufacturing – 0.7%
6,291	Harland Clarke Holdings Corp., 9.50%, 5/15/15	6,295,089
	Oil & Gas – 1.4%
7,000	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	7,682,500
4,306	United Refining Co., 10.50%, 2/28/18	4,833,485
		12,515,985

February 28, 2014	| Annual Report	17

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2014 (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels – 2.2%
$2,160	Arch Coal, Inc., 9.875%, 6/15/19	$1,965,600
7,510	Endeavour International Corp., 12.00%, 3/1/18	7,397,350
4,550	EP Energy LLC/EP Energy Finance, Inc., 9.375%, 5/1/20	5,289,375
4,200	Laredo Petroleum, Inc., 9.50%, 2/15/19	4,672,500
		19,324,825
	Packaging & Containers – 0.9%
6,857	Tekni-Plex, Inc., 9.75%, 6/1/19 (a)(b)	7,885,550
	Paper & Forest Products – 0.3%
2,000	Louisiana-Pacific Corp., 7.50%, 6/1/20	2,230,000
	Retail – 0.9%
2,420	Neiman Marcus Group Ltd., Inc., 8.00%, 10/15/21 (a)(b)	2,607,550
5,890	Toys “R” Us, Inc., 10.375%, 8/15/17	5,139,025
		7,746,575
	Semiconductors & Semiconductor Equipment – 1.0%
1,950	Advanced Micro Devices, Inc., 8.125%, 12/15/17	2,049,937
5,545	Freescale Semiconductor, Inc., 10.75%, 8/1/20	6,473,788
		8,523,725
	Software – 1.0%
6,955	First Data Corp., 12.625%, 1/15/21	8,346,000
	Specialty Retail – 0.9%
3,140	Brown Shoe Co., Inc., 7.125%, 5/15/19	3,344,100
4,500	Claire’s Stores, Inc., 9.00%, 3/15/19 (a)(b)	4,758,750
		8,102,850
	Telecommunications – 1.0%
6,085	Consolidated Communications Finance Co., 10.875%, 6/1/20	7,089,025
3,860	NII Capital Corp., 8.875%, 12/15/19	1,737,000
		8,826,025
	Textiles, Apparel & Luxury Goods – 0.7%
6,000	Kate Spade & Co., 10.50%, 4/15/19	6,375,000
	Trading Companies & Distribution – 0.7%
5,710	Aircastle Ltd., 9.75%, 8/1/18	6,181,075
	Transportation – 1.6%
6,007	Quality Distribution LLC, 9.875%, 11/1/18	6,630,226
6,590	Swift Services Holdings, Inc., 10.00%, 11/15/18	7,290,188
		13,920,414
	Wireless Telecommunication Services – 0.8%
5,545	Sprint Communications, Inc., 11.50%, 11/15/21	7,458,025
Total Corporate Bonds & Notes (cost-$376,199,682)		388,152,081

Shares
Convertible Preferred Stock – 36.4%
	Aerospace & Defense – 1.2%
162,230	United Technologies Corp., 7.50%, 8/1/15	10,783,428
	Airlines – 1.7%
296,875	Continental Airlines Finance Trust II, 6.00%, 11/15/30	14,871,597

18	Annual Report	| February 28, 2014

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2014 (continued)

Shares		Value
	Auto Components – 0.5%
56,200	Goodyear Tire & Rubber Co., 5.875%, 4/1/14	$4,173,412
	Automobiles – 1.2%
287,190	The Goldman Sachs Group, Inc., 8.50%, 12/16/14 (General Motors) (c)	10,665,088
	Capital Markets – 0.1%
10,910	AMG Capital Trust I, 5.10%, 4/15/36	684,262
	Commercial Banks – 4.3%
7,455	Huntington Bancshares, Inc., 8.50%, (d)	9,467,850
246,820	The Goldman Sachs Group, Inc., 8.00%, 1/14/15 (Citigroup Inc.) (c)	12,419,982
13,570	Wells Fargo & Co., 7.50%, Ser. L (d)	15,985,460
		37,873,292
	Computers & Peripherals – 1.1%
416,800	JPMorgan Chase & Co., 7.50%, 3/24/14 (EMC Corp.) (c)	9,953,184
	Diversified Financial Services – 1.4%
10,530	Bank of America Corp., 7.25%, Ser. L (d)	12,141,511
	Diversified Telecommunication Services – 0.1%
19,665	Intelsat SA, 5.75%, 5/1/16	1,052,078
	Electric Utilities – 2.1%
354,460	PPL Corp., 8.75%, 5/1/14	18,779,291
	Energy Equipment & Services – 3.4%
240,590	Credit Suisse, 8.00%, 3/5/15 (Baker Hughes) (c)(g)	14,962,292
304,365	Wells Fargo & Co., 8.00%, 8/6/14 (Halliburton) (c)	15,565,226
		30,527,518
	Household Durables – 2.6%
115,810	Stanley Black & Decker, Inc., 6.25%, 11/17/16	12,380,089
287,590	Wells Fargo & Co., 8.00%, 6/20/14 (Lennar Corp.) (c)	11,014,697
		23,394,786
	Insurance – 1.8%
263,610	JPMorgan Chase & Co., 7.00%, 3/10/14 (American International Group, Inc.) (c)	11,203,425
148,125	MetLife, Inc., 5.00%, 3/26/14	4,383,019
		15,586,444
	IT Services – 1.5%
142,290	Unisys Corp., 6.25%, 3/1/14	13,197,398
	Metals & Mining – 2.5%
484,070	ArcelorMittal, 6.00%, 1/15/16	11,594,977
513,000	Cliffs Natural Resources, Inc., 7.00%, 2/1/16	10,147,140
		21,742,117
	Multiline Retail – 1.6%
247,500	The Goldman Sachs Group, Inc., 8.00%, 1/12/15 (Macy’s) (c)	13,804,312
	Multi-Utilities – 1.1%
186,560	AES Trust III, 6.75%, 10/15/29	9,464,189
	Oil, Gas & Consumable Fuels – 3.0%
146,765	Credit Suisse, 8.00%, 3/5/15 (Occidental Petroleum Corp.) (c)(g)	13,964,690
10,900	Energy XXI Bermuda Ltd., 5.625%, (d)	2,929,375
94,905	PetroQuest Energy, Inc., 6.875%, (d)	3,140,767
60,000	SandRidge Energy, Inc., 8.50%, (d)	6,342,000
		26,376,832
	Pharmaceuticals – 1.5%
110,990	Bank of America Corp., 8.00%, 2/10/15 (Allergan Inc.) (c)	13,436,449

February 28, 2014	| Annual Report	19

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2014 (continued)

Shares		Value
	Real Estate Investment Trust – 3.7%
335,200	Alexandria Real Estate Equities, Inc., 7.00%, (d)	$9,134,200
610,095	FelCor Lodging Trust, Inc., 1.95%, Ser. A (d)	14,965,630
159,235	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (d)	8,917,160
		33,016,990
Total Convertible Preferred Stock (cost-$290,570,532)		321,524,178

Principal Amount (000s)
Convertible Bonds & Notes – 18.5%
	Aerospace & Defense – 0.2%
$1,000	Alliant Techsystems, Inc., 3.00%, 8/15/24	1,766,250
	Biotechnology – 0.3%
4,065	Dendreon Corp., 2.875%, 1/15/16	3,003,019
	Capital Markets – 2.2%
8,165	Ares Capital Corp., 5.75%, 2/1/16	8,920,263
10,075	BGC Partners, Inc., 4.50%, 7/15/16	10,710,984
		19,631,247
	Commercial Services – 1.9%
15,600	Cenveo Corp., 7.00%, 5/15/17	16,896,750
	Construction Materials – 0.8%
5,850	Cemex S.A.B. de C.V., 4.875%, 3/15/15	7,268,625
	Health Care Providers & Services – 0.7%
5,743	HealthSouth Corp., 2.00%, 12/1/43	6,012,203
	Hotels, Restaurants & Leisure – 2.2%
6,935	MGM Resorts International, 4.25%, 4/15/15	10,705,906
9,175	Morgans Hotel Group Co., 2.375%, 10/15/14	9,083,250
		19,789,156
	Life Sciences Tools & Services – 0.7%
6,695	Sequenom, Inc., 5.00%, 10/1/17	5,920,891
	Machinery – 3.6%
3,515	Greenbrier Cos, Inc., 3.50%, 4/1/18	4,773,809
	Meritor, Inc.,
9,545	4.625%, 3/1/26 (e)	9,974,525
4,325	7.875%, 3/1/26	6,679,422
8,665	Navistar International Corp., 3.00%, 10/15/14	8,757,066
900	Wabash National Corp., 3.375%, 5/1/18	1,253,812
		31,438,634
	Oil, Gas & Consumable Fuels – 0.7%
7,135	Endeavour International Corp., 5.50%, 7/15/16	5,743,675
	Real Estate Investment Trust – 0.6%
5,430	IAS Operating Partnership LP, 5.00%, 3/15/18 (a)(b)	5,243,344
	Semiconductors & Semiconductor Equipment – 1.1%
7,550	SunPower Corp., 4.75%, 4/15/14	9,546,031
	Software – 1.4%
4,835	Nuance Communications, Inc., 2.75%, 8/15/27	5,037,466
7,890	TeleCommunication Systems, Inc., 7.75%, 6/30/18	7,692,750
		12,730,216

20	Annual Report	| February 28, 2014

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2014 (continued)

Principal Amount (000s)		Value
	Thrifts & Mortgage Finance – 0.7%
$4,965	MGIC Investment Corp., 5.00%, 5/1/17	$5,809,050
	Tobacco – 1.4%
9,940	Vector Group Ltd., 2.50%, 1/15/19 (f)	12,761,469
Total Convertible Bonds & Notes (cost-$141,034,663)		163,560,560
Short-Term Investment – 1.2%
	Time Deposit – 1.2%
11,005	Citibank-London, 0.03%, 3/3/14 (cost-$11,004,866)	11,004,866
	Total Investments (cost-$818,809,743) – 100.0%	$884,241,685

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $55,871,627, representing 6.3% of total investments.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(d)	Perpetual maturity. The date shown, if any, is the next call date.

(e)	Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(f)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(g)	Fair-Valued–Securities with an aggregate value of $28,926,982, representing 3.3% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

February 28, 2014	| Annual Report	21

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2014 (continued)

(h)	Fair Value Measurements–See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/14
Investments in Securities – Assets
Corporate Bonds & Notes	$–	$388,152,081	$–	$388,152,081
Convertible Preferred Stock:
Airlines	–	14,871,597	–	14,871,597
Automobiles	–	–	10,665,088	10,665,088
Capital Markets	–	684,262	–	684,262
Commercial Banks	25,453,310	–	12,419,982	37,873,292
Computers & Peripherals	–	–	9,953,184	9,953,184
Diversified Telecommunication Services	–	1,052,078	–	1,052,078
Energy Equipment & Services	–	–	30,527,518	30,527,518
Household Durables	12,380,089	–	11,014,697	23,394,786
Insurance	4,383,019	–	11,203,425	15,586,444
Metals & Mining	10,147,140	11,594,977	–	21,742,117
Multiline Retail	–	–	13,804,312	13,804,312
Oil, Gas & Consumable Fuels	6,342,000	6,070,142	13,964,690	26,376,832
Pharmaceuticals	–	–	13,436,449	13,436,449
All Other	101,556,219	–	–	101,556,219
Convertible Bonds & Notes	–	163,560,560	–	163,560,560
Short-Term Investment	–	11,004,866	–	11,004,866
Totals	$160,261,777	$596,990,563	$126,989,345	$884,241,685

At February 28, 2014, there were no transfers between Levels 1 and 2.

22	Annual Report	| February 28, 2014

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2014 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2014, was as follows:

	Beginning Balance 2/28/13	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 2/28/14
Investments in Securities – Assets
Convertible Preferred Stock:
Automobiles	$ –	$11,972,951	$ –	$ –	$ –	$(1,307,863)	$ –	$ –	$10,665,088
Commercial Banks	–	13,578,555	–	–	–	(1,158,573)	–	–	12,419,982
Communications Equipment	10,664,871	–	(10,857,231)	–	53,470	138,890	–	–	–
Computers & Peripherals	8,506,486	9,979,317	(10,817,502)†	–	–	2,284,883	–	–	9,953,184
Energy Equipment & Services	–	29,454,291	–	–	–	1,073,227	–	–	30,527,518
Household Durables	–	10,642,786	–	–	–	371,911	–	–	11,014,697
Insurance	–	10,403,606	–	–	–	799,819	–	–	11,203,425
Multiline Retail	–	13,901,828	–	–	–	(97,516)	–	–	13,804,312
Oil, Gas & Consumable Fuels	–	13,964,690	–	–	–	–	–	–	13,964,690
Pharmaceuticals	–	12,764,960	–	–	–	671,489	–	–	13,436,449
Totals	$19,171,357	$126,662,984	$(21,674,733)	$ –	$53,470	$2,776,267	$ –	$ –	$126,989,345

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 28, 2014:

	Ending Balance at 2/28/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$98,062,363	Third-Party Pricing Vendor	Single Broker Quote	$23.88 – $121.06
	28,926,982	Original Cost	Historical Trade Price	$62.19 – $95.15

†	Stock Conversion

The net change in unrealized appreciation/depreciation of Level 3 investments held at February 28, 2014, was $326,362. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

Glossary:

REIT	–	Real Estate Investment Trust

See accompanying Notes to Financial Statements	| February 28, 2014 |	Annual Report	23

Statements of Assets and Liabilities

AllianzGI Convertible & Income Funds

February 28, 2014

	Convertible & Income	Convertible & Income II
Assets:
Investments, at value (cost-$1,078,515,720 and $818,809,743, respectively)	$1,165,020,735	$884,241,685
Receivable for investments sold	38,184,819	39,375,042
Dividends and interest receivable	16,929,763	13,238,016
Receivable for shares sold	1,303,337	–
Prepaid expenses	104,795	111,818
Total Assets	1,221,543,449	936,966,561

Liabilities:
Payable for investments purchased	44,435,581	28,926,982
Dividends payable to common and preferred shareholders	7,651,991	6,250,856
Investment management fees payable	616,737	478,016
Accrued expenses	442,078	199,154
Total Liabilities	53,146,387	35,855,008
Preferred Shares ($0.00001 par value; $25,000 liquidation preference per share applicable to an aggregate 14,280 and 10,960 shares issued and outstanding, respectively)	357,000,000	274,000,000
Net Assets Applicable to Common Shareholders	$811,397,062	$627,111,553

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$855	$735
Paid-in-capital in excess of par	1,151,577,203	962,871,004
Undistributed net investment income	11,776,819	5,014,386
Accumulated net realized loss	(438,462,830)	(406,206,514)
Net unrealized appreciation	86,505,015	65,431,942
Net Assets Applicable to Common Shareholders	$811,397,062	$627,111,553
Common Shares Issued and Outstanding	85,533,260	73,512,452
Net Asset Value Per Common Share	$9.49	$8.53

24	Annual Report	| February 28, 2014 |	See accompanying Notes to Financial Statements

Statements of Operations

AllianzGI Convertible & Income Funds

February 28, 2014

	Convertible & Income	Convertible & Income II
Investment Income:
Interest	$58,345,309	$44,391,615
Dividends	32,635,538	28,460,068
Consent fees	335,125	292,125
Total Investment Income	91,315,972	73,143,808

Expenses:
Investment management	7,680,171	5,956,580
Auction agent	565,810	431,862
Excise tax	259,748	–
Custodian and accounting agent	174,216	152,439
Audit and tax services	94,446	100,820
New York Stock Exchange listing	71,372	57,745
Shareholder communications	65,571	75,480
Trustees’	54,318	43,173
Legal	34,458	29,075
Transfer agent	25,753	24,879
Insurance	23,276	18,796
Miscellaneous	11,627	30,151
Total Expenses	9,060,766	6,921,000
Less: Reimbursement from Investment Manager (see Note 3)	(97,051)	(97,051)
Net Expenses	8,963,715	6,823,949

Net Investment Income	82,352,257	66,319,859

Realized and Change in Unrealized Gain (Loss):
Net realized gain on investments	38,399,174	26,482,017
Net change in unrealized appreciation/depreciation of investments	21,883,465	15,214,503
Net realized and change in unrealized gain	60,282,639	41,696,520
Net Increase in Net Assets Resulting from Investment Operations	142,634,896	108,016,379
Dividends on Preferred Shares from Net Investment Income	(462,676)	(355,107)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investments Operations	$142,172,220	$107,661,272

See accompanying Notes to Financial Statements	| February 28, 2014 |	Annual Report	25

Statement of Changes in Net Assets

AllianzGI Convertible & Income Fund

February 28, 2014

	Year ended February 28, 2014	Year ended February 28, 2013
Investment Operations:
Net investment income	$82,352,257	$77,157,561
Net realized gain (loss)	38,399,174	(7,177,249)
Net change in unrealized appreciation/depreciation	21,883,465	22,355,537
Net increase in net assets resulting from investment operations	142,634,896	92,335,849

Dividends on Preferred Shares from Net Investment Income	(462,676)	(632,392)
Net increase in net assets applicable to common shareholders resulting from investment operations	142,172,220	91,703,457

Dividends to Common Shareholders from Net Investment Income	(87,527,246)	(81,978,271)

Common Share Transactions:
Net proceeds from shares sold	72,694,937	12,503,671
Offering costs on sale of shares (See Note 7)	(214,454)	(138,794)
Reinvestment of dividends	4,249,654	4,551,352
Net increase in net assets to common share transactions	76,730,137	16,916,229
Total increase in net assets applicable to common shareholders	131,375,111	26,641,415

Net Assets Applicable to Common Shareholders:
Beginning of year	680,021,951	653,380,536
End of year*	$811,397,062	$680,021,951
*Including undistributed (dividends in excess of) net investment income of:	$11,776,819	$(6,000,667)

Common Shares Issued:
Shares sold	7,635,105	1,385,738
Reinvestment of dividends	464,659	517,824
Total increase in shares outstanding	8,099,764	1,903,562

26	Annual Report	| February 28, 2014 |	See accompanying Notes to Financial Statements

Statement of Changes in Net Assets

AllianzGI Convertible & Income Fund II

	Year ended February 28, 2014	Year ended February 28, 2013
Investment Operations:
Net investment income	$66,319,859	$58,631,830
Net realized gain (loss)	26,482,017	(5,491,018)
Net change in unrealized appreciation/depreciation	15,214,503	17,598,123
Net increase in net assets resulting from investment operations	108,016,379	70,738,935

Dividends on Preferred Shares from Net Investment Income	(355,107)	(485,366)
Net increase in net assets applicable to common shareholders resulting from investment operations	107,661,272	70,253,569

Dividends to Common Shareholders from Net Investment Income	(71,177,580)	(64,432,514)

Common Share Transactions:
Net proceeds from shares sold	67,744,043	14,277,745
Offering costs on sale of shares (See Note 7)	(202,305)	(135,133)
Reinvestment of dividends	4,809,455	5,174,296
Net increase in net assets from common share transactions	72,351,193	19,316,908
Total increase in net assets applicable to common shareholders	108,834,885	25,137,963

Net Assets Applicable to Common Shareholders:
Beginning of year	518,276,668	493,138,705
End of year*	$627,111,553	$518,276,668
*Including undistributed (dividends in excess of) net investment income of:	$5,014,386	$(8,562,781)

Common Shares Issued:
Shares sold	7,869,665	1,724,522
Reinvestment of dividends	574,843	641,352
Total increase in shares outstanding	8,444,508	2,365,874

See accompanying Notes to Financial Statements	| February 28, 2014 |	Annual Report	27

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2014

1. Organization and Significant Accounting Policies

AllianzGI Convertible & Income Fund (“Convertible & Income”) and AllianzGI Convertible & Income Fund II (“Convertible & Income II”) (each a “Fund” and collectively the “Funds”), were organized as Massachusetts business trusts on January 17, 2003 and April 22, 2003, respectively. Prior to commencing operations on March 31, 2003, and July 31, 2003, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Allianz Global Investors U.S. LLC (the “Sub-Adviser”), serve as the Funds’ investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Each Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income. The Funds attempt to achieve this objective by investing in a portfolio of convertible securities and non-convertible income-producing securities. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the

28	Annual Report	| February 28, 2014

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2014

1. Organization and Significant Accounting Policies (continued)

responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuation of the common stock underlying the synthetic security.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended February 28, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement.

February 28, 2014	| Annual Report	29

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2014

1. Organization and Significant Accounting Policies (continued)

The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

30	Annual Report	| February 28, 2014

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2014

1. Organization and Significant Accounting Policies (continued)

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date. Payments received on synthetic convertible securities are generally included in dividends. Consent fees are related to corporate actions and recorded when received. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may be subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of February 28, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

The Funds declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible

February 28, 2014	| Annual Report	31

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2014

1. Organization and Significant Accounting Policies (continued)

securities include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying stock.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with

32	Annual Report	| February 28, 2014

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2014

2. Principal Risks (continued)

which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risks by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividends and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

3. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.70% of each Fund’s average daily total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

The Investment Manager reimbursed each Fund in the amount of $97,051 due to certain expenses borne by each Fund that should have been incurred by the Investment Manager. These amounts which include interest are presented as “Reimbursement from Investment Manager” on the Statements of Operations.

Effective July 1, 2013, the Investment Manager entered into Amended and Restated Portfolio Management Agreements with the Sub-Adviser with respect to the Funds (the “Amended Agreements”). The Amended Agreements reflect changes in the names of the Funds and the Sub-Adviser that occurred in January 2013. The Amended Agreements are otherwise substantially identical to the previous Portfolio Management Agreements.

February 28, 2014	| Annual Report	33

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2014

4. Investment in Securities

For the year ended February 28, 2014, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Convertible & Income	$903,168,764	$837,117,434
Convertible & Income II	854,383,185	779,864,596

5. Income Tax Information

The tax character of dividends paid was:

	Year ended February 28, 2014	Year ended February 28, 2013
	Ordinary Income	Ordinary Income
Convertible & Income	$87,989,922	$82,610,663
Convertible & Income II	71,532,687	64,917,880

At February 28, 2014, the components of distributable earnings were:

	Ordinary Income	Capital Loss Carryforwards (1)	Past-October Capital Loss (2)
			Short-Term
Convertible & Income	$17,900,136	$428,908,803	$3,689,090
Convertible & Income II	10,511,197	397,084,690	3,636,821

(1)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(2)	Capital losses realized during the period November 1, 2013 through February 28, 2014 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At February 28, 2014, the capital loss carryforward amounts were:

	Year of Expiration			No Expiration (3)
	2016	2017	2018	Short-Term	Long-Term
Convertible & Income	$378,716	$130,701,783	$257,419,376	$17,945,143	$22,463,785
Convertible & Income II	3,633,098	130,286,946	227,428,454	13,782,918	21,953,274

(3)	Carryforward amounts are subject to the provisions of the Regulated Investment Modernization Company Act of 2010.

34	Annual Report	| February 28, 2014

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2014

5. Income Tax Information (continued)

For the year ended February 28, 2014, the Funds had capital loss carryforwards which were utilized:

	Post-Enactment Utilized
	Short-Term	Long-Term
Convertible & Income	—	$32,163,178
Convertible & Income II	—	23,246,000

For the year ended February 28, 2014, permanent “book tax” adjustments were:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In-Capital In Excess of Par
Convertible & Income(a)(b)(c)(d)(e)	$23,415,151	$(23,155,403)	$(259,748)
Convertible & Income II(a)(b)(c)(e)	18,789,995	(18,789,995)	—

These permanent “book-tax” differences were primarily attributable to:

(a)	Treatment of bond premium amortizations
(b)	Reclassification of contingent debt/convertible bond
(c)	Reclassification of consent fee
(d)	Reclassification of non-deductible excise tax paid
(e)	Reclassifications related to investments in Real Estate Investment Trusts (“REITS”)

At February 28, 2014, the aggregate cost basis and net unrealized appreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis(4)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Convertible & Income	$1,090,503,974	$96,069,588	$(21,552,827)	$74,516,761
Convertible & Income II	829,791,557	71,123,508	(16,673,380)	54,450,128

(4)	Differences between book and tax cost basis were attributable to wash sale loss deferrals, REITS and the differing treatment of bond premium amortization and convertible securities.

6. Auction-Rate Preferred Shares

Convertible & Income has 2,856 shares of Preferred Shares Series A, 2,856 shares of Preferred Shares Series B, 2,856 shares of Preferred Shares Series C, 2,856 shares of Preferred Shares Series D and 2,856 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Convertible & Income II has 2,192 shares of Preferred Shares Series A, 2,192 shares of

Preferred Shares Series B, 2,192 shares of Preferred Shares Series C, 2,192 shares of Preferred Shares Series D and 2,192 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

February 28, 2014	| Annual Report	35

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2014

6. Auction-Rate Preferred Shares (continued)

For the year ended February 28, 2014, the annualized dividend rates for the Funds ranged from:

	High	Low	At February 28, 2014
Series A	0.22%	0.08%	0.10%

Series B	0.20%	0.06%	0.10%

Series C	0.24%	0.08%	0.10%

Series D	0.30%	0.08%	0.12%

Series E	0.32%	0.06%	0.10%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, equal to the 7-day “AA” Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). At February 28, 2014, the current multiplier for calculating the maximum rate is 200%. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

7. Common Shares Offering

On December 4, 2012, the Securities and Exchange Commission declared effective a registration statement filed using the “shelf” registration process for each Fund. Pursuant to their shelf registrations, Convertible & Income and Convertible & Income II may offer, from time to time, in one or more offerings, up to 10,700,000 and 9,600,000 common shares, respectively. The aggregate sale proceeds for the sales of the Convertible & Income’s and Convertible & Income II’s common shares are subject to aggregate caps of $135,000,000 and $100,000,000, respectively. The Funds may not

36	Annual Report	| February 28, 2014

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2014

7. Common Shares Offering (continued)

sell any of their common shares at a price below the net asset values of such common shares at the time of each sale, exclusive of any distribution commission or discount. However, each Fund may instruct its sales agent not to sell its common shares if the sales cannot be effected at or above a price designated by the Fund, which may be inclusive of any distribution commission or discount. Any proceeds from the Funds’ offerings of their common shares will be invested in accordance with the Funds’ investment objectives and policies as set forth in their effective registration statements.

During the year ended February 28, 2014, Convertible & Income and Convertible & Income II sold 7,635,105 and 7,869,665

Common Shares, respectively. Proceeds from the offerings during the year ended February 28, 2014 (net of commissions and fees) and offering costs in connection with the sales of shares aggregated $72,694,937 and $67,744,043, and $214,454 and $202,305, for Convertible & Income and Convertible & Income II, respectively. During the year ended February 28, 2013, Convertible & Income and Convertible & Income II sold 1,385,738 and 1,724,522 Common Shares, respectively. Proceeds from the offerings during the year ended February 28, 2013 (net of commissions and fees) and offering costs in connection with the sales of shares aggregated $12,503,671 and $14,277,745, and $138,794 and $135,133, for Convertible & Income and Convertible & Income II, respectively.

8. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On March 3, 2014 the following monthly dividends were declared to common shareholders, payable April 1, 2014 to shareholders of record on March 13, 2014:

Convertible & Income	$0.09 per common share
Convertible & Income II	$0.085 per common share

On March 14, 2014, Julian Sluyters became President and Chief Executive Officer of each Fund.

On April 1, 2014 the following monthly dividends were declared to common shareholders, payable May 1, 2014 to shareholders of record on April 11, 2014:

Convertible & Income	$0.09 per common share
Convertible & Income II	$0.085 per common share

There were no other subsequent events identified that require recognition or disclosure.

February 28, 2014	| Annual Report	37

Financial Highlights

AllianzGI Convertible & Income Fund

For a common share outstanding throughout each year:

	Year ended
	February 28, 2014		February 28, 2013		February 29, 2012	February 28, 2011	February 28, 2010
Net asset value, beginning of year	$8.78		$8.65		$9.76	$8.80	$4.80
Investment Operations:
Net investment income	1.02	(1)	1.02		1.07	1.20	1.07
Net realized and change in unrealized gain (loss)	0.75		0.20		(1.04)	1.02	4.02
Total from investment operations	1.77		1.22		0.03	2.22	5.09
Dividends on Preferred Shares from Net Investment Income	(0.01	)(1)	(0.01)		(0.01)	(0.01)	(0.01)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.76		1.21		0.02	2.21	5.08
Dividends to Common Shareholders from Net Investment Income	(1.08)		(1.08)		(1.13)	(1.25)	(1.08)
Common Share Transactions:
Accretion to net asset value, resulting from offerings	0.03		0.00	(4)	–	–	–
Capital charge resulting from issuance of common shares and related offering costs	(0.00	)(5)	(0.00	)(5)	–	–	–
Total common share transactions	0.03		0.00	(3)	–	–	–
Net asset value, end of year	$9.49		$8.78		$8.65	$9.76	$8.80
Market price, end of year	$10.20		$9.18		$9.70	$11.00	$9.39
Total Investment Return (2)	24.87%		7.02%		(0.15)%	33.53%	166.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$811,397		$680,022		$653,381	$727,229	$644,408
Ratio of expenses to average net assets (3)	1.21	%(6)(7)	1.28%		1.28%	1.27%	1.39%
Ratio of net investment income to average net assets (3)	11.13	%(6)(7)	12.12%		12.32%	13.25%	14.21%
Preferred shares asset coverage per share	$81,820		$72,619		$70,755	$75,925	$70,125
Portfolio turnover rate	79%		39%		33%	52%	58%

(1)	Calculated on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(3)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(4)	Less than $0.005 per common share.
(5)	Less than $(0.005) per common share.
(6)	Inclusive of Reimbursement from Investment Manager (see Note 3 in the Notes to Financial Statements) of 0.01%.
(7)	Inclusive of excise tax expense of 0.04%.

38	Annual Report	| February 28, 2014 |	See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Convertible & Income Fund II

For a common share outstanding throughout each year:

	Year ended
	February 28, 2014		February 28, 2013		February 29, 2012		February 28, 2011	February 28, 2010
Net asset value, beginning of year	$7.97		$7.86		$8.89		$8.02	$4.39
Investment Operations:
Net investment income	0.95	(1)	0.93		0.97		1.09	0.98
Net realized and change in unrealized gain (loss)	0.62		0.20		(0.98)		0.95	3.80
Total from investment operations	1.57		1.13		(0.01)		2.04	4.78
Dividends on Preferred Shares from Net Investment Income	(0.01	)(1)	(0.01)		(0.00	)(3)	(0.01)	(0.01)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.56		1.12		(0.01)		2.03	4.77
Dividends to Common Shareholders from Net Investment Income	(1.02)		(1.02)		(1.02)		(1.16)	(1.14)
Common Share Transactions:
Accretion to net asset value, resulting from offerings	0.02		0.01		–		–	–
Capital charge resulting from issuance of common shares and related offering costs	(0.00	)(4)	(0.00	)(4)	–		–	–
Total common share transactions	0.02		0.01		–		–	–
Net asset value, end of year	$8.53		$7.97		$7.86		$8.89	$8.02
Market price, end of year	$9.71		$8.52		$8.84		$10.21	$8.76
Total Investment Return (2)	28.50%		9.35%		(2.27)%		32.85%	174.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$627,112		$518,277		$493,139		$549,130	$487,130
Ratio of expenses to average net assets (3)	1.18	%(5)	1.31%		1.31%		1.29%	1.42%
Ratio of net investment income to average net assets (3)	11.50	%(5)	12.20%		12.39%		13.20%	14.20%
Preferred shares asset coverage per share	$82,218		$72,287		$69,994		$75,102	$69,445
Portfolio turnover rate	93%		41%		32%		54%	58%

(1)	Calculated on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(3)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(4)	Less than $(0.005) per common share.
(5)	Inclusive of Reimbursement from Investment Manager (see Note 3 in the Notes to Financial Statements) of 0.02%.

See accompanying Notes to Financial Statements	| February 28, 2014 |	Annual Report	39

Report of Independent Registered Public Accounting Firm

AllianzGI Convertible & Income Funds

To the Shareholders and Board of Trustees of

AllianzGI Convertible & Income Fund

AllianzGI Convertible & Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II (the “Funds”) at February 28, 2014, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 23, 2014

40	Annual Report	| February 28, 2014

Tax Information

AllianzGI Convertible & Income Funds (unaudited)

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended February 28, 2014, are designated as “qualified dividend income” (or the maximum amount allowable):

Convertible & Income	24.47%
Convertible & Income II	25.32%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under the tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended February 28, 2014, that qualify for the corporate deduction is set below (or the maximum amount allowable):

Convertible & Income	23.45%
Convertible & Income II	24.43%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2014. In January 2015, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2014. The amount that will be reported will be the amount to use on the shareholders’ 2014 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended February 28, 2014. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

February 28, 2014	| Annual Report	41

Annual Shareholder Meeting Results/Changes in Investment Policy/Proxy Voting Policies & Procedures (unaudited)

AllianzGI Convertible & Income Funds

Annual Shareholder Meeting Results:

The Funds held their joint annual meeting of shareholders on July 17, 2013. Common/Preferred shareholders voted as indicated below:

Convertible & Income:	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class I to serve until the annual meeting for the 2016-2017 fiscal year	67,294,154	2,313,042
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2016-2017 fiscal year	67,311,323	2,295,873
Re-election of Alan Rappaport* — Class I to serve until the annual meeting for the 2016-2017 fiscal year	1,199	1,277

The other members of the Board of Trustee at the time of the meeting, namely Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson* and John C. Maney† continue to serve as Trustees.

Convertible & Income II:	Affirmative	Withheld Authority
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2016-2017 fiscal year	57,482,616	2,383,842
Re-election of Alan Rappaport* — Class I to serve until the annual meeting for the 2016-2017 fiscal year	1,209	1,492

The other members of the Board at the time of the meeting, namely Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson*, Hans W. Kertess and John C. Maney† continue to serve as Trustees.

*	Preferred Shares Trustee
†	Interested Trustee

Changes in Investment Policy:

Effective March 11, 2014, the Funds rescinded their non-fundamental investment policy to maintain a weighted average maturity typically ranging from five to ten years with respect to the portion of their portfolio allocated to income-producing convertible securities.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

42	Annual Report	| February 28, 2014

Privacy Policy (unaudited)

AllianzGI Convertible & Income Funds

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet websites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares and products and we may enter in joint-marketing agreements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial adviser or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also

February 28, 2014	| Annual Report	43

Privacy Policy (unaudited) (continued)

AllianzGI Convertible & Income Funds

implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

44	Annual Report	| February 28, 2014

Dividend Reinvestment Plan (unaudited)

AllianzGI Convertible & Income Funds

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic  enrollment/voluntary

participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next distribution and will apply to the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan

Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Funds (“newly issued shares”) or (ii) by purchasing common shares of the Funds on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Funds (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on

February 28, 2014	| Annual Report	45

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Convertible & Income Funds

that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who participate in the Plan. If your common shares are held through a broker, bank or other nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC., P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; website: www.amstock.com.

46	Annual Report	| February 28, 2014

Board of Trustees (unaudited)

AllianzGI Convertible & Income Funds

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently Overseen
by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Year of Birth: 1939

Chairman of the Board of Trustees since: 2007

Trustee since: 2004-NCV/2003-NCZ

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2016-2017 NCV/2015-2016 NCZ fiscal year.

Trustee/Director of 65 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Year of Birth: 1952

Trustee since: 2011

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015-2016 NCV/2014-2015 NCZ fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher

Year of Birth: 1944

Trustee since: 2010

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2014-2015 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).

James A. Jacobson

Year of Birth: 1945

Trustee since: 2009

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2014-2015 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV

Year of Birth: 1945

Trustee since: 2006

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2016-2017 fiscal year.

Trustee/Director of 65 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

February 28, 2014	| Annual Report	47

Board of Trustees (unaudited) (continued)

AllianzGI Convertible & Income Funds

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently Overseen
by Trustee	Principal Occupation(s) During Past 5 Years:

Alan Rappaport

Year of Birth: 1953

Trustee since: 2010

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2016-2017 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Year of Birth: 1959

Trustee since: 2006

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 85 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†	Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

48	Annual Report	| February 28, 2014

Fund Officers (unaudited)

AllianzGI Convertible & Income Funds

Name, Year of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Julian Sluyters Year of Birth: 1960 President & Chief Executive Officer since: 2014 Trustee of 20 funds in Fund Complex	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director, and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 85 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).
Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2003	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 85 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).
Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2004	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 85 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.
Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.
Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.
Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 85 funds in the Fund Complex and of The Korea Fund, Inc.
Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since: 2013	Director of Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 83 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).
Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

February 28, 2014	| Annual Report	49

Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Julian Sluyters

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

©2014 Allianz Global Investors Distributors U.S. LLC	AZ603AR_022814

AGI-2014-03-06-9101

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were no amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $60,000 in 2013 and $65,000 in 2014.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $10,000 in 2013 and $10,000 in 2014. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,910 in 2013 and $15,360 in 2014. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AllianzGI Convertible & Income Fund (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of the annual review of Basic Maintenance testing associated with issuance of Preferred Shares)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2013 Reporting Period was $4,085,672 and for the 2014 Reporting Period was $4,857,488.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Hans W. Kertess, Alan Rappaport, William B. Ogden, IV, James A. Jacobson, Bradford K. Gallagher and Deborah A. DeCortis.

ITEM 6. INVESTMENTS

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ALLIANZGI CONVERTIBLE & INCOME FUND (NCV)

ALLIANZGI CONVERTIBLE & INCOME FUND II (NCZ)

(each a “TRUST”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Description of Proxy Voting Policy and Procedures

AllianzGI U.S. typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. To ensure that the proxies are voted in the best interests of its clients, AllianzGI U.S. has adopted proxy voting procedures and guidelines for voting proxies on specific types of issues. When voting proxies, AllianzGI U.S. seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. AllianzGI U.S. will not be responsible for voting of proxies that AllianzGI U.S. has not been notified of on a timely basis by the client’s custodian.

AllianzGI U.S. has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AllianzGI U.S.’s general voting positions on specific corporate governance issues and corporate actions. AllianzGI U.S. has retained two independent third party service providers (the “Proxy Providers”), to support two different groups of portfolio management teams, to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist in AllianzGI U.S.’s handling of proxy voting responsibilities. Although both Proxy Providers have been instructed to follow the Proxy Guidelines, it is possible that in certain circumstances the Proxy Providers may interpret the Proxy Guidelines in different ways, and as a result AllianzGI U.S. may cast votes on behalf of one client account that are different than votes cast for the same shares held by another client account.

In certain circumstances, a client may request in writing that AllianzGI U.S. vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI U.S. will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI U.S. will generally refrain from voting proxies on non-U.S. securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AllianzGI U.S. cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI U.S. may, from time to time, instruct the Proxy Providers to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize AllianzGI U.S.’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how AllianzGI U.S. will vote shares on such issues. Occasionally, there may be instances when AllianzGI U.S. may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between AllianzGI U.S.’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In situations in which the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In accordance with the Proxy Guidelines, AllianzGI U.S. may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AllianzGI U.S. may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AllianzGI U.S. may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AllianzGI U.S., timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AllianzGI U.S. may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair AllianzGI U.S.’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-U.S. person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

AllianzGI U.S. may vote in accordance with the proxy guidelines of its affiliate advisers when voting in connection with Wrap Programs. The affiliated adviser’s guidelines may differ and in fact be in conflict with AllianzGI U.S.’s voting guidelines.

If a client has decided to participate in a securities lending program, AllianzGI U.S. will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AllianzGI U.S. will use reasonable efforts to notify the client of proxy measures that AllianzGI U.S. deems material.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI U.S. and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of April 29, 2014, the following individuals at Allianz Global Investors U.S. LLC ( “Allianz Global Investors” or “AllianzGI U.S.”) constitute the team that has primary responsibility for the day-to-day implementation of the AllianzGI Convertible & Income Fund (NCV) and AllianzGI Convertible & Income Fund II (NCZ), with Mr. Forsyth serving as the lead portfolio manager:

Douglas G. Forsyth, CFA

Managing Director, Chief Investment Officer, Fixed Income U.S.

Mr. Forsyth is a portfolio manager, a managing director and CIO Fixed Income US with Allianz Global Investors, which he joined in 1994 and has been has been the lead portfolio manager since the Funds’ inception (2003). He is the head of the firm’s Income and Growth Strategies team and a member of the firm’s US Executive Committee. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has been the lead portfolio manager for the firm’s High Yield Bond strategy since 1994 and assumed lead portfolio management responsibility for the firm’s Convertible strategy in 1998. He has more than 21 years of investment-industry experience and was previously an analyst at AEGON USA. Mr. Forsyth has a B.B.A. from the University of Iowa and is a CFA charterholder.

Justin Kass, CFA

Managing Director, Portfolio Manager

Mr. Kass is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000 and has been a co-portfolio manager since the Funds’ inception (2003). He has portfolio management and research responsibilities for the Income and Growth Strategies team and was previously an intern on the team, adding significant depth to their proprietary Upgrade Alert Model. He has more than 15 years of investment-industry experience and previously worked at Universal Studios, Ocean Realty and the Center for Cooperatives. Mr. Kass has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA charterholder.

(a) (2)

The following summarizes information regarding each of the accounts, excluding the respective Fund, that were managed by the Portfolio Managers as of February 28, 2014 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

NCV

	Other Registered Investment Companies		Other Accounts			Other Pooled Investment Vehicles
PM	#	AUM($million)	#	AUM($million)		#	AUM($million)
Douglas G. Forsyth	6	7,207	17	3,186	*	7	14,896	**
Justin Kass	6	7,207	17	3,186	*	7	14,896	**

*	Of the Other Accounts, one account totaling $233 million in assets pay an advisory fee that is based on the performance of the account.
**	Of these “Other Pooled Investment Vehicles,” two accounts totaling $570 million pay and advisory fee that is based in part on the performance of the accounts.

NCZ

	Other Registered Investment Companies		Other Accounts			Other Pooled Investment Vehicles
PM	#	AUM($million)	#	AUM($million)		#	AUM($million)
Douglas G. Forsyth	6	7,474	17	3,186	*	7	14,896	**
Justin Kass	6	7,474	17	3,186	*	7	14,896	**

*	Of the Other Accounts, one account totaling $233 million in assets pay an advisory fee that is based on the performance of the account.
**	Of these “Other Pooled Investment Vehicles,” two accounts totaling $570 million pay and advisory fee that is based in part on the performance of the accounts.

[Please confirm the conflicts of interest language and compensation is latest. I did not see any redlines so I cannot tell.]

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI U.S. believes are faced by investment professionals at most major financial firms.

AllianzGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI U.S. considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold-for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one AllianzGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI U.S.’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI U.S.’s Code of Business Conduct and Codes of Ethics, (the “Code”) which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

As of February 28, 2014 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

AllianzGI U.S. compensation system is designed to support our corporate values and culture. While we acknowledge the importance of financial incentives and seek to pay top quartile compensation for top quartile performance, we also believe that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (investment professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

There are a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation element.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of February 28, 2014.

AllianzGI Convertible & Income Fund

PM Ownership
Douglas G. Forsyth	$100,001 - $500,000
Justin Kass	$50,001 - $100,000

AllianzGI Convertible & Income Fund II

PM Ownership
Douglas G. Forsyth	None
Justin Kass	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AllianzGI Convertible & Income Fund

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: April 29, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: April 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: April 29, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: April 29, 2014